Exhibit 99.2 First Quarter 2020 Business Review April 30, 2020

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward- looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 28, 2019 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; health epidemics; changes to government regulations and policies around the world; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; cyclical economic conditions affecting the global mining industry; development and use of digital media; currency fluctuations; demand for coal, including economic and environmental risks associated with coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; compliance with government regulations and policies and compliance with laws; implementation of our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research. KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our 2020 first quarter earnings press release issued April 29, 2020, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jeffrey L. Powell | President & CEO KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 4

Operational Highlights • Safeguarding our workplaces and protecting the health and safety of our employees • All manufacturing plants are fully operational, serving the needs of our customers who are part of the critical infrastructure industry • Working closely with our supply chain to minimize any potential disruptions • Our balance sheet remains healthy and our liquidity position is solid KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 5

Q1 2020 Performance ($ in millions, except per share amounts) Q1 20 Q1 19 Change HIGHLIGHTS Revenue $159.1 $171.3 -7.1% Net Income $12.5 $10.9 +15.0 • Revenue was in line with expectations Adjusted EBITDA* $27.3 $30.0 -9.0% • COVID-19 led to shipment delays at end of quarter Adjusted EBITDA Margin* 17.1% 17.5% -40 bps Diluted EPS $1.09 $0.96 +13.5% • Adjusted EBITDA* decreased 9% to $27 million Adjusted Diluted EPS* $1.09 $1.24 -12.1% Operating Cash Flow $6.2 $9.9 -37.5% • Book-to-Bill ratio was 1.10 Bookings $175.6 $183.6 -4.4% KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 6

Strategic Operating Segments FLOW CONTROL INDUSTRIAL PROCESSING MATERIAL HANDLING • Fluid Handling and Doctoring, Cleaning, & • Stock Preparation and Wood Processing • Conveyors, Vibratory Feeders, Balers, and Filtration product lines product lines Fiber-based Products • Custom-engineered products, systems and • Products used to recycle paper and • Products used to handle bulk and discrete technologies that control the flow of fluids paperboard and process timber materials for secondary processing • Key industries include packaging, tissue, • Key industries include packaging, tissue, • Key industries include aggregates, mining, food, and metals wood products, and alternative fuels food, and waste management • $250 million revenue (2019) • $302 million revenue (2019) • $152 million revenue (2019) KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 7

Operating Segment Revenue Fiber-based Material Handling Material Products, 2% Fluid Handling 12% Handling 19% 22% Stock Preparation Flow Control (Balers) 36% 8% Doctoring, Cleaning, Filtration 17% Stock Preparation 70% 61% 60% 55% 22% Industrial Wood Processing Processing 20% 42% 2019 AS REPORTED 2019 RECAST KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 8

Flow Control Custom-engineered products, systems, and technologies that control the flow of fluids HIGHLIGHTS $ in millions Q1 20 Q1 19 Change Revenue $57.1 $61.1 -6.5% • Strong bookings performance Bookings $67.7 $64.7 +4.6% Adjusted EBITDA* $14.9 $14.6 +2.4% • Parts and consumables revenue Adjusted EBITDA Margin* 26.1% 23.8% +230 bps made up 69% of total Q1 revenue ($ in millions) BOOKINGS • Large capital project activity impacted $75 by COVID-19; service work postponed $64.7 $67.7 $60.7 $58.8 $50 $57.0 • Most customers designated as critical $25 infrastructure manufacturers $0 1Q19 2Q19 3Q19 4Q19 1Q20 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 9

Industrial Processing Products used to recycle paper and paperboard and to process timber HIGHLIGHTS $ in millions Q1 20 Q1 19 Change Revenue $64.7 $72.3 -10.5% • Headwinds coming from China due to Bookings $65.8 $79.1 -16.7% economic slowdown, wastepaper ban Adjusted EBITDA* $12.6 $15.1 -16.6% • Softness in timber processing capital Adjusted EBITDA Margin* 19.5% 20.9% -140 bps business compared to record-setting 2018 and 2019 BOOKINGS ($ in millions) $100 • Parts and consumables revenue made $75 up 62% of total Q1 revenue $79.1 $75.0 $74.9 $65.8 $50 $61.9 • Most customers designated as critical $25 infrastructure manufacturers $0 1Q19 2Q19 3Q19 4Q19 1Q20 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 10

Material Handling Products used to handle bulk and discrete materials for secondary processing HIGHLIGHTS $ in millions Q1 20 Q1 19 Change Revenue $37.3 $37.9 -1.7% • Bookings were a record $42 million Bookings $42.0 $39.8 +5.6% Adjusted EBITDA* $6.9 $7.2 -4.0% • Strong demand for underground Adjusted EBITDA Margin* 18.6% 19.1% -50 bps conveyor systems ($ in millions) BOOKINGS • Parts and consumables revenue made $50 up 68% of total Q1 revenue $39.8 $40.9 $42.0 $38.3 $37.2 $25 • Most customers designated as critical infrastructure manufacturers $0 1Q19 2Q19 3Q19 4Q19 1Q20 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 11

BUSINESS OUTLOOK Second Quarter 2020 and FY 2020 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 12

FINANCIAL REVIEW Michael J. McKenney | EVP & CFO KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 13

Q1 2020 Financial Performance ($ Millions, except per share amounts) HIGHLIGHTS Q1 20 Q1 19 • EPS exceeded high end of our guidance range Gross Margin 42.9% 41.2% SG&A % of Revenue 28.7% 28.8% • Adjusted EBITDA margin* of 17.1% Operating Income $19.7 $18.6 • Operating cash flows of $6.2 million Net Income $12.5 $10.9 • Free cash flow* of $3.5 million Adjusted EBITDA* $27.3 $30.0 • Net debt of $233 million; leverage ratio1 of 2.04 Diluted EPS $1.09 $0.96 Adjusted Diluted EPS* $1.09 $1.24 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 14

Key Consolidated Financial Metrics GROSS MARGIN SG&A 42.9% 42.0% 42.8% 41.2% 40.9% 28.8% 28.7% 27.4% 27.1% 26.1% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 ADJUSTED EBITDA* CASH FLOWS $39.2 $35.5 $25.7 18.5% 18.6% $22.6 17.5% 17.6% 17.1% $23.6 $20.6 $9.9 $6.2 $7.7 $3.5 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 FREE CASH FLOW* OPERATING CASH FLOW KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 15

1Q19 to 1Q20 Adjusted Diluted EPS* $2.00 $1.50 $0.04 ($0.34) $0.07 $0.09 $1.24 ($0.01) $1.09 $1.00 $0.50 $0.00 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 16

Key Liquidity Metrics $ in millions Q1 20 Q4 19 Q1 19 Cash, cash equivalents, and restricted cash $62.1 $68.2 $57.2 Debt $289.5 $294.7 $354.8 Lease obligations $5.9 $6.3 $6.1 Net Debt $233.3 $232.8 $303.7 Leverage ratio1 2.04 2.03 2.33 Working capital % LTM revenue2 14.2% 12.2% 14.9% Cash conversion days3 119 days 104 days 110 days • Net debt decreased 23% from Q1 2019 • Paid down $2.6 million of debt in the first quarter of 2020 • Our liquidity remains solid with $400+ million in borrowing capacity • $141 million under our revolving credit facility and an additional uncommitted $150 million • Up to $115 million through our note purchase agreement KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 17

FINANCIAL REVIEW Michael J. McKenney | EVP & CFO KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 18

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 599 3005. Please mute the audio on your computer. KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 19

2020 Key Priorities SAFEGUARD OUR MAINTAIN STRONG EMPLOYEES CASH FLOW MEET OUR OPTIMIZE OUR CUSTOMERS’ NEEDS LIQUIDITY KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 20

Thank You INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com April 30, 2020

APPENDIX First Quarter 2020 Business Review KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 22

Adjusted Diluted EPS Reconciliation Adjusted diluted EPS is a non-GAAP financial measure. Q1 20 Q1 19 Diluted EPS (earnings per share), as reported $1.09 $0.96 Acquisition Costs, Net of Tax - $0.06 Amortization of Acquired Profit in Inventory and Backlog, Net of Tax - $0.22 Adjusted Diluted EPS $1.09 $1.24 Free Cash Flow Reconciliation Free cash flow is a non-GAAP financial measure. $ in thousands Q1 20 Q1 19 Cash Provided by Operations $6,169 $9,876 Capital Expenditures (2,686) (2,168) Free Cash Flow $3,483 $7,708 KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 23

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q1 20 Q1 19 Net Income Attributable to Kadant $12,531 $10,900 Net Income Attributable to Noncontrolling Interest 125 165 Provision for Income Taxes 4,559 3,963 Interest Expense, net 2,408 3,448 Other Expense, net 32 99 Acquisition Costs - 843 Acquired Backlog Amortization 8 998 Acquired Profit in Inventory - 2,310 Depreciation and Amortization 7,590 7,233 Adjusted EBITDA $27,253 $29,959 Adjusted EBITDA Margin 17.1% 17.5% KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 24

Notes PRESENTATION NOTES • This presentation reflects our new reportable operating segments, as announced on the Form 8-K we filed with the U.S. Securities and Exchange Commission on April 22, 2020. Prior periods have been recast to conform to this presentation. • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6 and 9-11 is calculated using actual numbers reported in our press release dated April 29, 2020. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI Q120 Business Review–April 30, 2020 | © 2020 Kadant Inc. All rights reserved. 25